POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2007.



                        KRIS A. ROBBINS
                        ------------------------------------------------------
                        Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 28th day of March, 2007.


                        CAROL A. CHRISTOPHER
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas A. Swank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2007.

                        THOMAS A. SWANK
                        ------------------------------------------------------
                        Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 26th day of March, 2007.


                        SHELLEY R. GOWER
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

4-7-10
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, J. Michael Keefer, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2007.



                        J. MICHAEL KEEFER
                        ------------------------------------------------------
                        J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 21st day of March, 2007.


                        CAROL A. CHRISTOPHER
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

5/7/08
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael G. Odlum, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2007.



                        MICHAEL G. ODLUM
                        ------------------------------------------------------
                        Michael G. Odlum

SUBSCRIBED AND SWORN to before me this 22nd day of March, 2007.


                        CARMEN K. WATERS
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

02/24/08
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2007.



                        HOWERD R. FRICKE
                        ------------------------------------------------------
                        Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 27th day of March, 2007.


                        CAROL A. CHRISTOPHER
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF NEW YORK                   )
                                    ) ss.
COUNTY OF NEW YORK                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2007.



                        STEPHEN A. CRANE
                        ------------------------------------------------------
                        Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 28th day of March, 2007.


                        STEVEN H. HUROWITZ
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

April 30, 2011
-----------------------------------

                                POWER OF ATTORNEY


STATE OF CONNECTICUT                )
                                    ) ss.
COUNTY OF HARTFORD                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of March, 2007.



                        KATHERINE P. WHITE
                        ------------------------------------------------------
                        Katherine P. White

SUBSCRIBED AND SWORN to before me this 29th day of March, 2007.


                        JOHN H. HANSON, JR.
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

Oct. 31, 2010
-----------------------------------

                                POWER OF ATTORNEY


STATE OF NEW YORK                   )
                                    ) ss.
COUNTY OF WESTCHESTER)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
Registrant Name                                                     File Nos.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)            To be determined
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2007.



                        STEPHEN R. HERBERT
                        ------------------------------------------------------
                        Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 2nd day of April, 2007.


                        Elisa Scarazzini
                        ------------------------------------------------------
                        Notary Public

My Commission Expires:

May 31, 2010
-----------------------------------